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                                                                   EXHIBIT 23(c)

                        CONSENT OF RYDER SCOTT COMPANY

     We hereby consent to the references to Ryder Scott Company Petroleum Engineers as experts in the field of petroleum engineering in the Registration Statement (Form S-3) and related prospectus of Barrett Resources Corporation dated August 24, 1999.


                       Very truly yours,

                       /s/ Ryder Scott Company Petroleum Engineers

                       RYDER SCOTT COMPANY PETROLEUM ENGINEERS

Denver, Colorado
August 24, 1999